Item 12 Exhibits(b)



                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         Robert S. Bacarella, principal executive officer, and Lynn H. Waterloo, principal financial officer, of the Monetta Trust (the "Registrant"), each certify to the best of his/her knowledge that:

   1. The Registrant's semi-annual report on Form N-CSR for the period ended June 30, 2006 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: September 07, 2006



/s/ Robert S. Bacarella                   /s/ Lynn H. Waterloo
-----------------------                   --------------------------
Robert S. Bacarella                       Lynn H. Waterloo
Principal Executive Officer               Principal Financial Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to, and will be retained by, the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.